                                                                    EXHIBIT 99.A

               AGREEMENT REGARDING FILING SCHEDULE 13D AMENDMENT

         Each of the undersigned hereby agrees that the Schedule 13D Amendment to which this agreement is filed as an exhibit be filed with the Securities and Exchange Commission on behalf of the parties hereto, and hereby represents to the other parties hereto that he is eligible to use this Schedule 13D Amendment. Each of the undersigned agrees that he is responsible for the timely filing of this Schedule 13D Amendment and any other amendments thereto, and for the completeness and accuracy of the information concerning himself contained therein, and that none of the parties hereto is responsible for the completeness or accuracy of the information concerning the other party, unless he knows or has reason to believe that the information concerning any other party is inaccurate.

Date:  October     , 1996

                                        /s/ Don E. Whitson
                                        ---------------------------------------
                                        Don E. Whitson

                                        /s/ Leo E. Whitson
                                        ---------------------------------------
                                        Leo E. Whitson

                                        /s/ David J. Ferran
                                        ---------------------------------------
                                        David J. Ferran

                                        /s/ Michael H. Khougaz
                                        ---------------------------------------
                                        Michael H. Khougaz


                                        THE KB MEZZANINE FUND, L.P.

                                        By: Kleinwort Benson
                                            (Guernsey) Limited,
                                            its General Partner


                                            By: /s/ Michael H. Khougaz
                                               --------------------------------


                                            Its: Attorney-in-Fact
                                                -------------------------------


                                        EQUINOX INVESTMENT PARTNERS, L.L.C.


                                        By: /s/ Michael H. Khougaz
                                           ------------------------------------
                                           Michael H. Khougaz, Managing Member

                                        /s/ Linda Sue Dunkel
                                        ---------------------------------------
                                        Linda Sue Dunkel

                                        /s/ Marguerite Whitson
                                        ---------------------------------------
                                        Marguerite Whitson





                              Page 39 of 41 Pages
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                                        /s/ Sam Crowe
                                        ---------------------------------------
                                        Sam Crowe

                                        /s/ Tom Gray
                                        ---------------------------------------
                                        Tom Gray

                                        /s/ Robert Lipsky
                                        ---------------------------------------
                                        Robert Lipsky

                                        /s/ John Jul
                                        ---------------------------------------
                                        John Jul

                                        /s/ Robert Barraclough
                                        ---------------------------------------
                                        Robert Barraclough

                                        /s/ John Jordon
                                        ---------------------------------------
                                        John Jordon

                                        /s/ George A. Yurch
                                        ---------------------------------------
                                        George A. Yurch

                                        /s/ Brian R. Day
                                        ---------------------------------------
                                        Brian R. Day

                                        /s/ Kaveh Zarkar
                                        ---------------------------------------
                                        Kaveh Zarkar

                                        /s/ John Rabbitt
                                        ---------------------------------------
                                        John Rabbitt

                                        /s/ Timothy Brown
                                        ---------------------------------------
                                        Timothy Brown

                                        /s/ Dianne Ferran
                                        ---------------------------------------
                                        Dianne Ferran

                                        /s/ Robert J. Ferran
                                        ---------------------------------------
                                        Robert J. Ferran

                                        /s/ Dr. William B. Hawthorne
                                        ---------------------------------------
                                        Dr. William B. Hawthorne

                                        /s/ Karen L. Hawthorne
                                        ---------------------------------------
                                        Karen L. Hawthorne

                                        /s/ Ruth Ferran
                                        ---------------------------------------
                                        Ruth Ferran





                              Page 40 of 41 Pages